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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2009

Oglethorpe Power Corporation
(An Electric Membership Corporation)
(Exact name of Registrant as specified in its charter)

GEORGIA (State or other jurisdiction of incorporation)	000-53908 (Commission File Number)	58-1211925 (I.R.S. Employer Identification No.)
2100 East Exchange Place Tucker, Georgia (Address of principal executive offices)		30084-5336 (Zip Code)

Registrant's telephone number, including area code (770) 270-7600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 EXPLANATORY NOTE

        On August 3, 2009, Oglethorpe Power Corporation (An Electric Membership Corporation) filed a current report on Form 8-K with the SEC in order to report that it had determined to (i) dismiss PricewaterhouseCoopers LLP as its independent registered public accounting firm effective upon the completion of PricewaterhouseCoopers' procedures regarding Oglethorpe's consolidated financial statements for the fiscal year ended December 31, 2009 and (ii) selected Ernst & Young LLP as Oglethorpe's new independent registered public accounting firm to audit Oglethorpe's consolidated financial statements for the fiscal year ending December 31, 2010. In connection with such Form 8-K filing, Oglethorpe stated that it would file an amendment to the Form 8-K to indicate the specific date of PricewaterhouseCoopers' dismissal (i.e., the filing date of Oglethorpe's Form 10-K for the fiscal year ended December 31, 2009) and update certain disclosures in the Form 8-K through the date of the filing of Oglethorpe's Form 10-K for the fiscal year ended December 31, 2009 with the SEC. On March 22, 2010, Oglethorpe filed its Form 10-K for the fiscal year ended December 31, 2009 with the SEC. As a result, this Amendment No. 1 to Form 8-K is being filed solely to provide the specific date of PricewaterhouseCoopers' dismissal and to update certain disclosures in the Form 8-K through the date of the filing of Oglethorpe's Form 10-K for the year ended December 31, 2009 with the SEC.

Item 4.01.    Changes in Registrant's Certifying Accountant.

        On July 29, 2009, the Audit Committee of the Board of Directors of Oglethorpe dismissed PricewaterhouseCoopers LLP ("PwC") as Oglethorpe's independent registered public accounting firm. PwC continued as Oglethorpe's independent registered public accountant until the completion of procedures related to Oglethorpe's consolidated financial statements for the fiscal year ended December 31, 2009, which procedures were completed on March 22, 2010.

        PwC's reports on the financial statements for the fiscal years ended December 31, 2008 and 2009 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2008 and 2009 and through March 22, 2010, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements for such years. During the fiscal years ended December 31, 2008 and 2009 and through March 22, 2010, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        Oglethorpe has requested PwC to provide it with a letter addressed to the SEC stating whether or not PwC agrees with the above disclosures. A copy of PwC's letter, dated March 22, 2010, is attached as Exhibit 16.1 to this Amendment No. 1 to Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

  (d)
  Exhibits

Exhibit No.	Description
16.1	Letter of PricewaterhouseCoopers LLP

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
Date: March 22, 2010	By:	/s/ THOMAS A. SMITH Thomas A. Smith President and Chief Executive Officer

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EXPLANATORY NOTE
  Item 4.01. Changes in Registrant's Certifying Accountant.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES